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                                  Exhibit 23(q)
                               Powers of Attorney

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                         TRANSAMERICA IDEX MUTUAL FUNDS
                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby make, constitute and appoint DENNIS P. GALLAGHER his or her true and lawful attorney-in-fact and agent in his or her name, place and stead and on his or her behalf (a) to sign and cause to be filed registration statements of Transamerica IDEX Mutual Funds (the "Fund") under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorney and agent hereunder.

     THIS POWER OF ATTORNEY may be executed in multiple counterparts that together constitute a single document.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities on the dates indicated.


/s/ Peter R. Brown
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Peter R. Brown, Trustee and Chairman    Date: October 4, 2006


/s/ Robert L. Anderson
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Robert L. Anderson, Trustee             Date: October 4, 2006


/s/ Daniel Calabria
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Daniel Calabria, Trustee                Date: October 4, 2006


/s/ John K. Carter
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John K. Carter, Trustee                 Date: October 4, 2006


/s/ Janice B. Case
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Janice B. Case, Trustee                 Date: October 4, 2006


/s/ Charles C. Harris
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Charles C. Harris, Trustee              Date: October 4, 2006


/s/ Leo J. Hill
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Leo J. Hill, Trustee                    Date: October 4, 2006


/s/ Russell A. Kimball, Jr.
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Russell A. Kimball, Jr., Trustee        Date: October 4, 2006


/s/ Norm R. Nielsen
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Norm R. Nielsen, Trustee                Date: October 4, 2006


/s/ William W. Short, Jr.
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William W. Short, Jr., Trustee          Date: October 4, 2006


/s/ John W. Waechter
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John W. Waechter, Trustee               Date: October 4, 2006


/s/ Jack E. Zimmerman
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Jack E. Zimmerman, Trustee              Date: October 4, 2006